UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT TO
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004 (April 20, 2004)

ORTHODONTIC CENTERS OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13457	72-1278948

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

3850 N. Causeway Boulevard, Suite 800
Metairie, Louisiana	70002

(Address of Principal Executive Offices)	(Zip Code)

(504) 834-4392
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed from Last Report)

EXPLANATORY NOTE: This amendment to a current report on Form 8-K filed on April 27, 2004 is being filed primarily to reflect changes from Ernst & Young LLP that were not included in their letter attached as Exhibit 16.1 in the previous filing. The corrected letter is attached to this amendment as Exhibit 16.1

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     On April 20, 2004, the Audit Committee of the Board of Directors of Orthodontic Centers of America, Inc. approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as OCA’s independent accountants and the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as OCA’s new independent accountants.

     Ernst & Young’s reports on OCA’s financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through the date of Ernst & Young’s dismissal, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports.

     During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through the date of Ernst & Young’s dismissal, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except that Ernst & Young provided OCA’s Audit Committee with a letter discussing a material weakness in internal controls over OCA’s financial statement close process for the year ended December 31, 2003. This matter has been discussed with the Audit Committee, and OCA has authorized Ernst & Young to respond fully to the inquiries of PricewaterhouseCoopers regarding this matter. OCA is taking steps to address the issues raised in Ernst & Young’s letter.

     OCA has provided Ernst & Young with a copy of the disclosures OCA is making in this Report. OCA also requested that Ernst & Young furnish OCA with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by OCA herein and, if not, stating the respects in which Ernst & Young does not agree. Ernst & Young has provided OCA with such a letter addressed to the Securities and Exchange Commission, which is included as Exhibit 16.1 to this Report.

     On April 20, 2004, the Audit Committee appointed PricewaterhouseCoopers as the independent accountant for OCA and its subsidiaries for the fiscal year ending December 31, 2004. During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through the date of PricewaterhouseCoopers’s appointment, OCA did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specific transaction, either proposed or completed, the type of audit opinion that might be rendered on OCA’s consolidated financial statements or any other matters, disagreements or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 26, 2004, pursuant to Item 304(a)(3) of Regulation S-K

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to a report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHODONTIC CENTERS OF AMERICA, INC.
By:	/s/ David E. Verret
David E. Verret
Senior Vice President of Finance and Chief Financial Officer

Date: April 26, 2004

3

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 26, 2004, pursuant to Item 304(a)(3) of Regulation S-K

4